Exhibit 99.77(c)

ITEM 77C - Matters submitted to a vote of security holders

1.

A special meeting of shareholders of ING Partners, Inc. was held on May 13, 2013 to elect 13 nominees to the Board of Directors of ING Partners, Inc.

ING Partners, Inc.	For All	Withold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	573,865,379.456	42,794,795.115	0.000	0.000	616,660,174.571
John V. Boyer	573,021,834.459	43,638,340.112	0.000	0.000	616,660,174.571
Patricia W. Chadwick	573,742,886.456	42,917,288.115	0.000	0.000	616,660,174.571
Albert E. DePrince, Jr.	572,335,768.456	44,324,406.115	0.000	0.000	616,660,174.571
Peter S. Drotch	572,632,629.459	44,027,545.112	0.000	0.000	616,660,174.571
J. Michael Earley	573,248,886.456	43,411,288.115	0.000	0.000	616,660,174.571
Martin J. Gavin	573,514,908.456	43,145,266.115	0.000	0.000	616,660,174.571
Russell H. Jones	572,951,237.459	43,708,937.112	0.000	0.000	616,660,174.571
Patrick W. Kenny	572,650,997.456	44,009,177.115	0.000	0.000	616,660,174.571
Shaun P. Mathews	573,234,679.456	43,425,495.115	0.000	0.000	616,660,174.571
Joseph E. Obermeyer	573,338,184.456	43,321,990.115	0.000	0.000	616,660,174.571
Sheryl K. Pressler	573,948,856.459	42,711,318.112	0.000	0.000	616,660,174.571
Roger B. Vincent	572,333,367.456	44,326,807.115	0.000	0.000	616,660,174.571

The proposal passed.

2.

A special meeting of shareholders of ING American Century Small-Mid Cap Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	5,436,819.000	391,894.000	381,329.000	13,176.025	6,223,218.025
2	5,161,738.500	625,746.500	422,556.500	13,176.525	6,223,218.025

The proposals were adjourned to April 26, 2013.

3.

A special meeting of shareholders of ING American Century Small-Mid Cap Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	5,799,123.000	385,702.000	397,556.000	13,176.025	6,595,557.025
2	5,518,603.250	648,221.250	415,556.250	13,176.275	6,595,557.025

The proposals were adjourned to May 13, 2013.

4.

A special meeting of shareholders of ING American Century Small-Mid Cap Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	7,742,417.000	333,407.000	672,135.000	13,176.025	8,761,135.025
2	7,460,799.500	720,306.500	566,852.500	13,176.525	8,761,135.025

The proposals were adjourned to May 31, 2013.

5.

A special meeting of shareholders of ING American Century Small-Mid Cap Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	9,403,830.000	377,886.000	1,393,014.000	13,176.025	11,187,906.025
2	9,088,130.500	728,865.500	1,357,733.500	13,176.525	11,187,906.025

The proposals passed.

6.

A special meeting of shareholders of ING Baron Growth Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	20,873,202.000	1,454,577.000	1,573,385.000	930.161	23,902,094.161
2	19,806,342.750	2,365,428.750	1,729,392.750	929.911	23,902,094.161

The proposals passed.

7.

A special meeting of shareholders of ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	16,248,465.000	917,634.000	1,528,558.000	0.000	18,694,657.000
2	15,546,265.000	1,425,358.000	1,723,034.000	0.000	18,694,657.000

The proposals passed.

8.

A special meeting of shareholders of ING Columbia Small Cap Value II Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	11,064,711.000	581,358.000	902,237.000	658.373	12,548,964.373
2	10,529,182.750	1,143,112.750	876,010.750	658.123	12,548,964.373

The proposals passed.

9.

A special meeting of shareholders of ING Fidelity® VIP Contrafund® Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,849,090.000	38,093.000	121,525.000	0.000	2,008,708.000
2	1,801,873.000	89,391.000	117,444.000	0.000	2,008,708.000

The proposals were adjourned to April 26, 2013.

10.

A special meeting of shareholders of ING Fidelity® VIP Contrafund® Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,810,502.000	40,270.000	163,230.000	0.000	3,014,002.000
2	2,706,576.334	146,117.333	161,308.333	0.000	3,014,002.000

The proposals were adjourned to May 13, 2013.

11.

A special meeting of shareholders of ING Fidelity® VIP Contrafund® Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	6,844,394.000	56,927.000	549,577.000	0.000	7,450,898.000
2	6,722,694.334	211,024.333	517,179.333	0.000	7,450,898.000

The proposals were adjourned to May 31, 2013.

12.

A special meeting of shareholders of ING Fidelity® VIP Contrafund® Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	13,870,194.000	195,431.000	1,430,226.000	0.000	15,495,851.000
2	13,476,794.000	533,115.000	1,485,942.000	0.000	15,495,851.000

The proposals passed.

13.

A special meeting of shareholders of ING Fidelity® VIP Equity-Income Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	79,494.000	0.000	37,975.000	0.000	117,469.000
2	79,494.000	0.000	37,975.000	0.000	117,469.000

The proposals were adjourned to April 26, 2013.

14.

A special meeting of shareholders of ING Fidelity® VIP Equity-Income Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	263,360.000	61.000	37,975.000	0.000	301,396.000
2	263,360.000	61.000	37,975.000	0.000	301,396.000

The proposals were adjourned to May 13, 2013.

15.

A special meeting of shareholders of ING Fidelity® VIP Equity-Income Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	573,204.000	61.000	65,857.000	0.000	639,122.000
2	573,204.334	3,763.333	62,154.333	0.000	639,122.000

The proposals were adjourned to May 31, 2013.

16.

A special meeting of shareholders of ING Fidelity® VIP Equity-Income Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	853,245.000	61.000	160,404.000	0.000	1,013,710.000
2	836,151.000	17,155.000	160,404.000	0.000	1,013,710.000

The proposals passed.

17.

A special meeting of shareholders of ING Fidelity® VIP Mid Cap Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	535,855.000	2,986.000	42,046.000	0.000	580,887.000
2	504,582.667	57,953.667	18,350.666	0.000	580,887.000

The proposals were adjourned to April 26, 2013.

18.

A special meeting of shareholders of ING Fidelity® VIP Mid Cap Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	578,853.000	2,986.000	38,932.000	0.000	620,771.000
2	548,290.000	54,473.000	18,008.000	0.000	620,771.000

The proposals were adjourned to May 13, 2013.

19.

A special meeting of shareholders of ING Fidelity® VIP Mid Cap Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	931,775.000	8,050.000	39,496.000	0.000	979,321.000
2	882,569.334	73,862.333	22,889.333	0.000	979,321.000

The proposals were adjourned to May 31, 2013.

20.

A special meeting of shareholders of ING Fidelity® VIP Mid Cap Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,498,518.000	33,440.000	94,412.000	0.000	1,626,370.000
2	1,435,075.334	111,503.333	79,791.333	0.000	1,626,370.000

The proposals passed.

21.

A special meeting of shareholders of ING Global Bond Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 3) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	19,038,135.000	1,072,423.000	2,101,706.000	4,616.204	22,216,880.204
2	18,646,729.250	1,340,939.250	2,224,595.250	4,616.454	22,216,880.204
3	18,016,682.250	2,221,447.250	1,974,134.250	4,616.454	22,216,880.204

The proposals passed.

22.

A special meeting of shareholders of ING Growth and Income Core Portfolio was held on February 27, 2013 to: 1) approve an agreement and plan of reorganization by and between the portfolio and ING Growth and Income Portfolio ("Growth and Income Portfolio"), providing for the reorganization of the portfolio with and into Growth and Income Portfolio; and 2) approve a new sub-advisory agreement between Directed Services LLC, the investment adviser to Growth and Income Core Portfolio, and ING Investment Management Co. LLC, Growth and Income Core Portfolio's proposed sub-adviser.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,710,351.000	223,884.000	260,216.000	0.000	3,194,451.000
2	2,672,785.334	226,332.333	295,333.333	0.000	3,194,451.000

The proposals passed.

23.

A special meeting of shareholders of ING Index Solution 2015 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-

advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,220,852.000	165,098.000	113,415.000	0.000	2,499,365.000
2	1,750,035.000	653,292.000	96,038.000	0.000	2,499,365.000
3	2,200,987.000	173,685.000	124,693.000	0.000	2,499,365.000
4	1,968,090.000	413,894.000	117,381.000	0.000	2,499,365.000

The proposals were adjourned to April 26, 2013.

24.

A special meeting of shareholders of ING Index Solution 2015 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	4,952,123.000	220,561.000	317,862.000	0.000	5,490,546.000
2	4,351,527.334	839,219.333	299,799.333	0.000	5,490,546.000
3	4,915,344.667	245,706.667	329,494.666	0.000	5,490,546.000
4	4,614,674.667	552,643.667	323,227.666	0.000	5,490,546.000

The proposals were adjourned to May 13, 2013.

25.

A special meeting of shareholders of ING Index Solution 2015 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	9,692,953.000	259,484.000	1,029,895.000	0.000	10,982,332.000
2	8,094,654.334	1,938,775.333	948,902.333	0.000	10,982,332.000
3	9,268,637.667	640,982.667	1,072,711.666	0.000	10,982,332.000
4	8,681,972.334	1,237,014.333	1,063,345.333	0.000	10,982,332.000

The proposals were adjourned to May 31, 2013.

26.

A special meeting of shareholders of ING Index Solution 2015 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	12,416,919.000	457,980.000	1,464,727.000	0.000	14,339,626.000
2	10,311,086.334	2,650,365.333	1,378,174.333	0.000	14,339,626.000
3	11,855,301.667	898,307.667	1,586,016.666	0.000	14,339,626.000
4	11,261,442.667	1,585,865.667	1,492,317.666	0.000	14,339,626.000

The proposals passed.

27.

A special meeting of shareholders of ING Index Solution 2020 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

28.

A special meeting of shareholders of ING Index Solution 2025 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,550,767.000	29,569.000	36,170.000	0.000	2,616,506.000
2	1,937,340.667	643,381.667	35,783.666	0.000	2,616,506.000
3	2,513,070.334	63,287.333	40,148.333	0.000	2,616,506.000
4	2,126,444.334	454,251.333	35,810.333	0.000	2,616,506.000

The proposals were adjourned to April 26, 2013.

29.

A special meeting of shareholders of ING Index Solution 2025 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	5,403,335.000	215,247.000	270,488.000	0.000	5,889,070.000
2	4,706,668.334	910,833.333	271,568.333	0.000	5,889,070.000
3	5,542,855.334	71,748.333	274,466.333	0.000	5,889,070.000
4	5,217,935.334	399,539.333	271,595.333	0.000	5,889,070.000

The proposals were adjourned to May 13, 2013.

30.

A special meeting of shareholders of ING Index Solution 2025 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	11,874,781.000	116,514.000	1,777,481.000	0.000	13,768,776.000
2	9,840,201.334	2,148,449.333	1,780,125.333	0.000	13,768,776.000
3	11,519,968.000	365,001.000	1,883,807.000	0.000	13,768,776.000
4	10,588,105.000	1,337,117.000	1,843,554.000	0.000	13,768,776.000

The proposals were adjourned to May 31, 2013.

31.

A special meeting of shareholders of ING Index Solution 2025 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	17,076,787.000	290,449.000	2,790,963.000	0.000	20,158,199.000
2	13,990,480.334	3,200,423.333	2,967,295.333	0.000	20,158,199.000
3	16,246,323.334	616,815.333	3,295,060.333	0.000	20,158,199.000
4	15,627,128.334	1,803,427.333	2,727,643.333	0.000	20,158,199.000

The proposals passed.

32.

A special meeting of shareholders of ING Index Solution 2030 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

33.

A special meeting of shareholders of ING Index Solution 2035 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,569,307.000	22,961.000	74,086.000	0.000	1,666,354.000
2	1,207,653.000	387,349.000	71,352.000	0.000	1,666,354.000
3	1,546,542.334	45,164.333	74,647.333	0.000	1,666,354.000
4	1,381,921.334	210,332.333	74,100.333	0.000	1,666,354.000

The proposals were adjourned to April 26, 2013.

34.

A special meeting of shareholders of ING Index Solution 2035 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,431,402.000	47,712.000	226,940.000	0.000	3,706,054.000
2	3,044,583.667	453,461.667	208,008.666	0.000	3,706,054.000
3	3,408,266.334	74,454.333	223,333.333	0.000	3,706,054.000
4	3,233,163.334	266,303.333	206,587.333	0.000	3,706,054.000

The proposals were adjourned to May 13, 2013.

35.

A special meeting of shareholders of ING Index Solution 2035 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	7,732,596.000	104,999.000	1,846,020.000	0.000	9,683,615.000
2	6,468,461.334	1,459,491.333	1,755,662.333	0.000	9,683,615.000
3	7,554,626.000	263,714.000	1,865,275.000	0.000	9,683,615.000
4	6,979,863.667	813,450.667	1,890,300.666	0.000	9,683,615.000

The proposals were adjourned to May 31, 2013.

36.

A special meeting of shareholders of ING Index Solution 2035 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	12,806,080.000	281,681.000	2,691,968.000	0.000	15,779,729.000
2	10,592,142.667	2,318,153.667	2,869,432.666	0.000	15,779,729.000
3	12,188,295.667	511,469.667	3,079,963.666	0.000	15,779,729.000
4	11,928,148.000	1,183,533.000	2,668,048.000	0.000	15,779,729.000

The proposals passed.

37.

A special meeting of shareholders of ING Index Solution 2040 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

38.

A special meeting of shareholders of ING Index Solution 2045 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	633,193.000	10,958.000	128,579.000	0.000	772,730.000
2	461,830.000	300,847.000	10,053.000	0.000	772,730.000
3	628,466.334	15,302.333	128,961.333	0.000	772,730.000
4	517,008.667	245,226.667	10,494.666	0.000	772,730.000

The proposals were adjourned to April 26, 2013.

39.

A special meeting of shareholders of ING Index Solution 2045 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,647,842.000	69,467.000	199,678.000	0.000	1,916,987.000
2	1,474,221.334	361,901.333	80,864.333	0.000	1,916,987.000
3	1,643,115.000	73,811.000	200,061.000	0.000	1,916,987.000
4	1,531,637.667	304,042.667	81,306.666	0.000	1,916,987.000

The proposals were adjourned to May 13, 2013.

40.

A special meeting of shareholders of ING Index Solution 2045 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	4,126,686.000	104,720.000	691,108.000	0.000	4,922,514.000
2	3,588,288.334	751,251.333	582,974.333	0.000	4,922,514.000
3	4,090,708.000	110,518.000	721,288.000	0.000	4,922,514.000
4	3,770,269.667	472,386.667	679,857.666	0.000	4,922,514.000

The proposals were adjourned to May 31, 2013.

41.

A special meeting of shareholders of ING Index Solution 2045 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	6,922,764.000	172,921.000	1,271,772.000	0.000	8,367,457.000
2	6,112,828.000	1,064,993.000	1,189,636.000	0.000	8,367,457.000
3	6,803,551.334	200,461.333	1,363,444.333	0.000	8,367,457.000
4	6,528,209.334	606,621.333	1,232,626.333	0.000	8,367,457.000

The proposals passed.

42.

A special meeting of shareholders of ING Index Solution 2050 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

43.

A special meeting of shareholders of ING Index Solution 2055 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	121,721.000	417.000	3,732.000	0.000	125,870.000
2	73,239.000	48,899.000	3,732.000	0.000	125,870.000
3	105,143.000	17,280.000	3,447.000	0.000	125,870.000
4	95,597.000	26,541.000	3,732.000	0.000	125,870.000

The proposals were adjourned to April 26, 2013.

44.

A special meeting of shareholders of ING Index Solution 2055 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	259,984.000	3,309.000	12,638.000	0.000	275,931.000
2	213,446.000	52,856.000	9,629.000	0.000	275,931.000
3	249,777.667	13,800.667	12,352.666	0.000	275,931.000
4	233,859.000	32,443.000	9,629.000	0.000	275,931.000

The proposals were adjourned to May 13, 2013.

45.

A special meeting of shareholders of ING Index Solution 2055 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	631,934.000	32,754.000	91,417.000	0.000	756,105.000
2	508,304.334	158,845.333	88,955.333	0.000	756,105.000
3	603,879.334	36,216.333	116,009.333	0.000	756,105.000
4	538,305.000	104,922.000	112,878.000	0.000	756,105.000

The proposals were adjourned to May 31, 2013.

46.

A special meeting of shareholders of ING Index Solution 2055 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,006,695.000	35,671.000	152,659.000	0.000	1,195,025.000
2	861,470.334	181,844.333	151,710.333	0.000	1,195,025.000
3	958,676.000	39,134.000	197,215.000	0.000	1,195,025.000
4	897,426.667	117,396.667	180,201.666	0.000	1,195,025.000

The proposals passed.

47.

A special meeting of shareholders of ING Index Solution Income Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,801,423.000	172,504.000	102,234.000	0.000	2,076,161.000
2	1,286,470.667	671,721.667	117,968.666	0.000	2,076,161.000
3	1,732,147.000	243,020.000	100,994.000	0.000	2,076,161.000
4	1,565,058.667	395,197.667	115,904.666	0.000	2,076,161.000

The proposals were adjourned to April 26, 2013.

48.

A special meeting of shareholders of ING Index Solution Income Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,962,746.000	248,366.000	195,656.000	0.000	4,406,768.000
2	3,295,194.000	918,671.000	192,903.000	0.000	4,406,768.000
3	3,907,984.000	320,157.000	178,627.000	0.000	4,406,768.000
4	3,600,677.334	592,409.333	213,681.333	0.000	4,406,768.000

The proposals were adjourned to May 13, 2013.

49.

A special meeting of shareholders of ING Index Solution Income Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	6,510,871.000	419,240.000	567,917.000	0.000	7,498,028.000
2	5,631,919.667	1,428,999.667	437,108.666	0.000	7,498,028.000
3	6,500,880.667	474,260.667	522,886.666	0.000	7,498,028.000
4	6,106,804.334	831,952.333	559,271.333	0.000	7,498,028.000

The proposals were adjourned to May 31, 2013.

50.

A special meeting of shareholders of ING Index Solution Income Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	8,384,712.000	884,039.000	1,068,897.000	0.000	10,337,648.000
2	6,948,514.334	2,499,749.333	889,384.333	0.000	10,337,648.000
3	8,276,338.000	976,412.000	1,084,898.000	0.000	10,337,648.000
4	7,752,552.000	1,591,888.000	993,208.000	0.000	10,337,648.000

The proposals passed.

51.

A special meeting of shareholders of ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control

Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	20,681,750.000	1,220,670.000	1,806,432.000	11,929.145	23,720,781.145
2	19,941,070.750	1,992,335.750	1,775,445.750	11,928.895	23,720,781.145

The proposals passed.

52.

A special meeting of shareholders of ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	11,797,389.000	509,594.000	1,176,917.000	0.000	13,483,900.000
2	11,457,303.667	1,011,552.667	1,015,043.666	0.000	13,483,900.000

The proposals passed.

53.

A special meeting of shareholders of ING JPMorgan Mid Cap Value Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	14,320,083.000	1,066,273.000	1,396,709.000	0.000	16,783,065.000
2	13,093,562.334	2,122,858.333	1,566,644.333	0.000	16,783,065.000

The proposals passed.

54.

A special meeting of shareholders of ING Oppenheimer Global Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	53,524,524.000	4,597,516.000	5,754,123.000	3,706.074	63,879,869.074
2	49,841,547.500	8,517,710.500	5,516,905.500	3,705.574	63,879,869.074

The proposals passed.

55.

A special meeting of shareholders of ING PIMCO Total Return Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	27,460,671.000	2,233,571.000	2,007,611.000	0.000	31,701,853.000
2	26,893,685.334	3,263,956.333	1,544,211.333	0.000	31,701,853.000

The proposals were adjourned to April 26, 2013.

56.

A special meeting of shareholders of ING PIMCO Total Return Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	28,966,718.000	2,056,084.000	1,960,769.000	0.000	32,983,571.000
2	28,070,203.667	3,289,073.667	1,624,293.666	0.000	32,983,571.000

The proposals were adjourned to May 13, 2013.

57.

A special meeting of shareholders of ING PIMCO Total Return Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	39,230,632.000	1,707,641.000	5,701,347.000	0.000	46,639,620.000
2	38,221,554.667	2,841,222.667	5,576,842.666	0.000	46,639,620.000

The proposals were adjourned to May 31, 2013.

58.

A special meeting of shareholders of ING PIMCO Total Return Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	44,909,745.000	1,876,756.000	7,951,061.000	0.000	54,737,562.000
2	43,658,552.334	3,247,772.333	7,831,237.333	0.000	54,737,562.000

The proposals passed.

59.

A special meeting of shareholders of ING Pioneer High Yield Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	8,256,330.000	283,451.000	596,133.000	0.000	9,135,914.000
2	7,855,111.334	672,078.333	608,724.333	0.000	9,135,914.000

The proposals passed.

60.

A special meeting of shareholders of ING Solution 2015 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	10,739,041.000	778,938.000	894,604.000	0.000	12,412,583.000
2	7,549,878.667	3,942,470.667	920,233.666	0.000	12,412,583.000
3	10,048,014.000	1,217,829.000	1,146,740.000	0.000	12,412,583.000
4	9,593,227.667	1,770,918.667	1,048,436.666	0.000	12,412,583.000

The proposals were adjourned to April 26, 2013.

61.

A special meeting of shareholders of ING Solution 2015 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	14,005,844.000	680,129.000	1,321,674.000	0.000	16,007,647.000
2	11,329,922.000	3,537,074.000	1,140,651.000	0.000	16,007,647.000
3	13,408,474.334	951,230.333	1,647,942.333	0.000	16,007,647.000
4	12,931,389.334	1,617,637.333	1,458,620.333	0.000	16,007,647.000

The proposals were adjourned to May 13, 2013.

62.

A special meeting of shareholders of ING Solution 2015 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	22,831,311.000	795,744.000	2,730,133.000	0.000	26,357,188.000
2	20,249,624.667	3,556,795.667	2,550,767.666	0.000	26,357,188.000
3	22,431,727.334	887,958.333	3,037,502.333	0.000	26,357,188.000
4	21,799,533.667	1,835,546.667	2,722,107.666	0.000	26,357,188.000

The proposals were adjourned to May 31, 2013.

63.

A special meeting of shareholders of ING Solution 2015 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	28,550,734.000	1,214,597.000	4,061,109.000	0.000	33,826,440.000
2	24,779,396.000	5,255,547.000	3,791,497.000	0.000	33,826,440.000
3	28,055,258.334	1,287,431.333	4,483,750.333	0.000	33,826,440.000
4	27,253,602.000	2,514,991.000	4,057,847.000	0.000	33,826,440.000

The proposals passed.

64.

A special meeting of shareholders of ING Solution 2020 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

65.

A special meeting of shareholders of ING Solution 2025 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	15,891,310.000	704,607.000	2,187,680.000	0.000	18,783,597.000
2	11,917,115.667	5,260,964.667	1,605,516.666	0.000	18,783,597.000
3	15,491,322.000	1,072,282.000	2,219,993.000	0.000	18,783,597.000
4	14,049,791.334	2,854,059.333	1,879,746.333	0.000	18,783,597.000

The proposals were adjourned to April 26, 2013.

66.

A special meeting of shareholders of ING Solution 2025 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	20,060,030.000	870,626.000	2,429,646.000	0.000	23,360,302.000
2	16,682,599.000	4,787,047.000	1,890,656.000	0.000	23,360,302.000
3	19,565,667.667	1,165,194.667	2,629,439.666	0.000	23,360,302.000
4	18,455,426.334	2,695,848.333	2,209,027.333	0.000	23,360,302.000

The proposals were adjourned to May 13, 2013.

67.

A special meeting of shareholders of ING Solution 2025 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	33,433,725.000	1,216,116.000	4,928,848.000	0.000	39,578,689.000
2	29,622,313.334	5,617,528.333	4,338,847.333	0.000	39,578,689.000
3	32,952,240.000	1,446,928.000	5,179,521.000	0.000	39,578,689.000
4	31,628,478.667	3,417,343.667	4,532,866.666	0.000	39,578,689.000

The proposals were adjourned to May 31, 2013.

68.

A special meeting of shareholders of ING Solution 2025 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	44,613,828.000	2,185,898.000	7,614,422.000	0.000	54,414,148.000
2	39,551,771.667	7,913,500.667	6,948,875.666	0.000	54,414,148.000
3	44,165,423.667	2,383,580.667	7,865,143.666	0.000	54,414,148.000
4	42,559,011.667	4,624,237.667	7,230,898.666	0.000	54,414,148.000

The proposals passed.

69.

A special meeting of shareholders of ING Solution 2030 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

70.

A special meeting of shareholders of ING Solution 2035 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	12,092,133.000	1,576,659.000	1,064,424.000	0.000	14,733,216.000
2	9,152,284.667	4,828,496.667	752,434.666	0.000	14,733,216.000
3	11,689,973.334	1,928,042.333	1,115,200.333	0.000	14,733,216.000
4	10,308,260.334	3,564,696.333	860,259.333	0.000	14,733,216.000

The proposals were adjourned to April 26, 2013.

71.

A special meeting of shareholders of ING Solution 2035 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	15,354,761.000	1,366,653.000	1,672,955.000	0.000	18,394,369.000
2	12,592,673.667	4,514,945.667	1,286,749.666	0.000	18,394,369.000
3	14,900,306.000	1,658,490.000	1,835,573.000	0.000	18,394,369.000
4	13,673,423.334	3,207,357.333	1,513,588.333	0.000	18,394,369.000

The proposals were adjourned to May 13, 2013.

72.

A special meeting of shareholders of ING Solution 2035 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	26,569,353.000	1,463,921.000	3,307,861.000	0.000	31,341,135.000
2	22,816,275.000	5,461,954.000	3,062,906.000	0.000	31,341,135.000
3	26,183,120.667	1,648,167.667	3,509,846.666	0.000	31,341,135.000
4	24,512,810.334	3,624,284.333	3,204,040.333	0.000	31,341,135.000

The proposals were adjourned to May 31, 2013.

73.

A special meeting of shareholders of ING Solution 2035 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	37,903,552.000	1,293,438.000	6,418,941.000	0.000	45,615,931.000
2	33,061,015.667	6,323,723.667	6,231,191.666	0.000	45,615,931.000
3	37,436,216.334	1,523,033.333	6,656,681.333	0.000	45,615,931.000
4	35,698,579.000	3,679,358.000	6,237,994.000	0.000	45,615,931.000

The proposals passed.

74.

A special meeting of shareholders of ING Solution 2040 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

75.

A special meeting of shareholders of ING Solution 2045 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	8,367,180.000	435,325.000	875,851.000	0.000	9,678,356.000
2	6,630,918.334	2,258,636.333	788,801.333	0.000	9,678,356.000
3	8,140,417.667	653,856.667	884,081.666	0.000	9,678,356.000
4	7,898,667.667	1,079,862.667	699,825.666	0.000	9,678,356.000

The proposals were adjourned to April 26, 2013.

76.

A special meeting of shareholders of ING Solution 2045 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	10,221,600.000	387,092.000	1,355,712.000	0.000	11,964,404.000
2	8,635,205.667	2,149,072.667	1,180,125.666	0.000	11,964,404.000
3	10,023,963.667	532,760.667	1,407,679.666	0.000	11,964,404.000
4	9,774,426.334	1,047,679.333	1,142,298.333	0.000	11,964,404.000

The proposals were adjourned to May 13, 2013.

77.

A special meeting of shareholders of ING Solution 2045 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	18,091,035.000	828,573.000	2,878,953.000	0.000	21,798,561.000
2	15,068,291.334	4,142,032.333	2,588,237.333	0.000	21,798,561.000
3	17,775,297.000	967,609.000	3,055,655.000	0.000	21,798,561.000
4	16,263,156.000	2,804,820.000	2,730,585.000	0.000	21,798,561.000

The proposals were adjourned to May 31, 2013.

78.

A special meeting of shareholders of ING Solution 2045 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	24,082,621.000	723,279.000	4,905,036.000	0.000	29,710,936.000
2	20,050,833.000	4,856,091.000	4,804,012.000	0.000	29,710,936.000
3	23,908,382.667	783,701.667	5,018,851.666	0.000	29,710,936.000
4	22,021,464.000	2,935,866.000	4,753,606.000	0.000	29,710,936.000

The proposals passed.

79.

A special meeting of shareholders of ING Solution 2050 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,500.000	0.000	0.000	0.000	1,500.000
2	1,500.000	0.000	0.000	0.000	1,500.000
3	1,500.000	0.000	0.000	0.000	1,500.000
4	1,500.000	0.000	0.000	0.000	1,500.000

The proposals passed.

80.

A special meeting of shareholders of ING Solution 2055 Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	501,945.000	51,123.000	25,307.000	0.000	578,375.000
2	424,823.667	113,902.667	39,648.666	0.000	578,375.000
3	486,882.000	57,205.000	34,288.000	0.000	578,375.000
4	474,773.667	77,917.667	25,683.666	0.000	578,375.000

The proposals were adjourned to April 26, 2013.

81.

A special meeting of shareholders of ING Solution 2055 Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	617,139.000	89,430.000	29,400.000	0.000	735,969.000
2	510,941.000	181,905.000	43,123.000	0.000	735,969.000
3	585,980.000	110,032.000	39,957.000	0.000	735,969.000
4	575,994.000	130,200.000	29,775.000	0.000	735,969.000

The proposals were adjourned to May 13, 2013.

82.

A special meeting of shareholders of ING Solution 2055 Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,263,843.000	98,136.000	123,913.000	0.000	1,485,892.000
2	956,603.334	391,280.333	138,008.333	0.000	1,485,892.000
3	1,228,571.667	105,803.667	151,516.666	0.000	1,485,892.000
4	1,064,800.000	301,780.000	119,312.000	0.000	1,485,892.000

The proposals were adjourned to May 31, 2013.

83.

A special meeting of shareholders of ING Solution 2055 Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,006,695.000	35,671.000	152,659.000	0.000	1,195,025.000
2	861,470.334	181,844.333	151,710.333	0.000	1,195,025.000
3	958,676.000	39,134.000	197,215.000	0.000	1,195,025.000
4	897,426.667	117,396.667	180,201.666	0.000	1,195,025.000

The proposals passed.

84.

A special meeting of shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	388,581.000	0.000	45,757.000	0.000	434,338.000
2	296,369.334	92,211.333	45,757.333	0.000	434,338.000
3	345,557.667	43,022.667	45,757.666	0.000	434,338.000
4	355,697.500	78,640.500	0.000	0.000	434,338.000

The proposals were adjourned to April 26, 2013.

85.

A special meeting of shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio) was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	849,956.000	0.000	111,384.000	0.000	961,340.000
2	708,240.334	207,342.333	45,757.333	0.000	961,340.000
3	842,002.667	7,952.667	111,384.666	0.000	961,340.000
4	852,142.667	43,570.667	65,626.666	0.000	961,340.000

The proposals were adjourned to May 13, 2013.

86.

A special meeting of shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio) was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,909,314.000	0.000	291,077.000	0.000	2,200,391.000
2	1,494,429.334	554,598.333	151,363.333	0.000	2,200,391.000
3	1,892,353.334	7,247.333	300,790.333	0.000	2,200,391.000
4	1,739,075.334	250,757.333	210,558.333	0.000	2,200,391.000

The proposals passed.

87.

A special meeting of shareholders of ING Solution Conservative Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	19,613.000	0.000	32,683.000	0.000	52,296.000
2	15,835.667	3,776.667	32,683.666	0.000	52,296.000
3	19,613.000	0.000	32,683.000	0.000	52,296.000
4	17,213.667	2,398.667	32,683.666	0.000	52,296.000

The proposals were adjourned to April 26, 2013.

88.

A special meeting of shareholders of ING Solution Conservative Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	131,450.000	0.000	37,722.000	0.000	169,172.000
2	105,065.334	31,423.333	32,683.333	0.000	169,172.000
3	130,740.500	0.000	38,431.500	0.000	169,172.000
4	128,342.000	3,361.000	37,469.000	0.000	169,172.000

The proposals were adjourned to May 13, 2013.

89.

A special meeting of shareholders of ING Solution Conservative Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	448,223.000	0.000	78,413.000	0.000	526,636.000
2	324,964.000	128,298.000	73,374.000	0.000	526,636.000
3	447,499.500	0.000	79,136.500	0.000	526,636.000
4	408,351.000	40,111.000	78,174.000	0.000	526,636.000

The proposals were adjourned to May 31, 2013.

90.

A special meeting of shareholders of ING Solution Conservative Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	729,602.000	0.000	97,464.000	0.000	827,066.000
2	602,531.000	132,110.000	92,425.000	0.000	827,066.000
3	728,878.500	0.000	98,187.500	0.000	827,066.000
4	689,729.667	40,111.667	97,224.666	0.000	827,066.000

The proposals passed.

91.

A special meeting of shareholders of ING Solution Income Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	3,186,644.000	263,014.000	217,621.000	0.000	3,667,279.000
2	2,712,891.334	734,035.333	220,352.333	0.000	3,667,279.000
3	3,093,285.000	308,736.000	265,258.000	0.000	3,667,279.000
4	3,131,330.667	432,468.667	103,479.666	0.000	3,667,279.000

The proposals were adjourned to April 26, 2013.

92.

A special meeting of shareholders of ING Solution Income Portfolio was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	4,422,925.000	294,218.000	281,184.000	0.000	4,998,327.000
2	3,785,149.000	947,852.000	265,326.000	0.000	4,998,327.000
3	4,242,420.334	349,904.333	406,002.333	0.000	4,998,327.000
4	4,112,427.000	681,607.000	204,293.000	0.000	4,998,327.000

The proposals were adjourned to May 13, 2013.

93.

A special meeting of shareholders of ING Solution Income Portfolio was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”)

prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	6,952,537.000	445,054.000	528,396.000	0.000	7,925,987.000
2	6,085,197.334	1,368,911.333	471,878.333	0.000	7,925,987.000
3	6,815,006.000	499,127.000	611,854.000	0.000	7,925,987.000
4	6,510,124.667	948,365.667	467,496.666	0.000	7,925,987.000

The proposals were adjourned to May 31, 2013.

94.

A special meeting of shareholders of ING Solution Income Portfolio was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	8,387,390.000	528,202.000	1,105,722.000	0.000	10,021,314.000
2	7,239,678.334	1,730,956.333	1,050,679.333	0.000	10,021,314.000
3	8,245,637.667	593,847.667	1,181,828.666	0.000	10,021,314.000
4	7,823,519.667	1,136,102.667	1,061,691.666	0.000	10,021,314.000

The proposals passed.

95.

A special meeting of shareholders of ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	27,259.000	0.000	4,447.000	0.000	31,706.000
2	21,967.000	5,292.000	4,447.000	0.000	31,706.000
3	27,259.000	0.000	4,447.000	0.000	31,706.000
4	26,330.000	929.000	4,447.000	0.000	31,706.000

The proposals were adjourned to April 26, 2013.

96.

A special meeting of shareholders of ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio) was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	309,248.000	0.000	11,324.000	0.000	320,572.000
2	189,924.667	126,199.667	4,447.666	0.000	320,572.000
3	251,830.000	0.000	68,742.000	0.000	320,572.000
4	250,901.334	58,346.333	11,324.333	0.000	320,572.000

The proposals were adjourned to May 13, 2013.

97.

A special meeting of shareholders of ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio) was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	736,573.000	0.000	20,149.000	0.000	756,722.000
2	509,740.334	234,219.333	12,762.333	0.000	756,722.000
3	639,709.000	0.000	117,013.000	0.000	756,722.000
4	638,746.000	58,890.000	59,086.000	0.000	756,722.000

The proposals were adjourned to May 31, 2013.

98.

A special meeting of shareholders of ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio) was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,172,164.000	0.000	44,912.000	0.000	1,217,076.000
2	945,331.000	234,219.000	37,526.000	0.000	1,217,076.000
3	1,075,299.500	0.000	141,776.500	0.000	1,217,076.000
4	1,074,336.667	58,889.667	83,849.666	0.000	1,217,076.000

The proposals passed.

99.

A special meeting of shareholders of ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio) was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	451,157.000	54,664.000	39,555.000	0.000	545,376.000
2	202,191.000	328,940.000	14,245.000	0.000	545,376.000
3	464,638.000	41,183.000	39,555.000	0.000	545,376.000
4	478,883.500	66,492.500	0.000	0.000	545,376.000

The proposals were adjourned to April 26, 2013.

100.

  A special meeting of shareholders of ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio) was held on April 26, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	690,533.000	26,009.000	40,847.000	0.000	757,389.000
2	492,224.334	250,919.333	14,245.333	0.000	757,389.000
3	691,314.334	19,594.333	46,480.333	0.000	757,389.000
4	705,560.000	37,271.000	14,558.000	0.000	757,389.000

The proposals were adjourned to May 13, 2013.

101.

 A special meeting of shareholders of ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio) was held on May 13, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	1,693,912.000	14,941.000	142,808.000	0.000	1,851,661.000
2	1,165,262.334	609,371.333	77,027.333	0.000	1,851,661.000
3	1,620,171.334	81,953.333	149,536.333	0.000	1,851,661.000
4	1,555,807.000	145,757.000	150,097.000	0.000	1,851,661.000

The proposals were adjourned to May 31, 2013.

102.

 A special meeting of shareholders of ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio) was held on May 31, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by the Change of Control Events that occur as part of the Separation Plan; 2) approve an amended advisory fee structure that could increase the advisory fee with respect to the Portfolio; 3) approve a new investment sub-advisory agreement between DSL and ING Investment Management Co. LLC with respect to the Portfolio prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 4) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	2,088,669.000	10,548.000	221,825.000	0.000	2,321,042.000
2	1,587,892.334	540,152.333	192,997.333	0.000	2,321,042.000
3	2,013,845.334	78,643.333	228,553.333	0.000	2,321,042.000
4	1,952,397.667	137,496.667	231,147.666	0.000	2,321,042.000

The proposals passed.

103.

 A special meeting of shareholders of ING Templeton Foreign Equity Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	72,832,502.090	3,841,291.805	6,993,705.773	1,460.485	83,668,960.153
2	69,048,447.804	7,489,965.349	7,129,086.515	1,460.485	83,668,960.153

The proposals passed.

104.

 A special meeting of shareholders of ING T. Rowe Price Diversified Mid Cap Growth Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	49,980,925.000	4,397,165.000	4,813,704.000	315.670	59,192,109.670
2	45,762,730.750	8,700,282.750	4,728,780.750	315.420	59,192,109.670

The proposals passed.

105.

 A special meeting of shareholders of ING T. Rowe Price Growth Equity Portfolio was held on April 22, 2013 to: 1) approve a new investment advisory agreement for certain portfolios with Directed Services

LLC (“DSL”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and 2) approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly-owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
1	8,138,125.306	786,140.317	819,583.895	1,167.660	9,745,017.178
2	7,809,649.306	1,163,382.317	770,817.895	1,167.660	9,745,017.178

The proposals passed.

106.

 A special meeting of shareholders of ING UBS U.S. Large Cap Equity Portfolio was held on February 27, 2013 to approve an agreement and plan of reorganization by and between the portfolio and ING Growth and Income Portfolio ("Growth and Income Portfolio"), providing for the reorganization of the portfolio with and into Growth and Income Portfolio.

Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
9,341,040.000	435,506.000	657,448.000	0.000	10,433,994.000

The proposal passed.